EX-32                                        SECTION 1350 CERTIFICATION

                            SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Force Protection, Inc. ("Company") on Form 10-QSB for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2003               By: /s/ Michael Watts
                                       Michael Watts, Chief Executive Officer


Dated: November 14, 2003               By: /s/ Madhava Rao Mankal
                                       Madhava Rao Mankal,
                                       President/Chief Financial Officer